Exhibit 1

                             THE EARTHGRAINS COMPANY

                             Senior Debt Securities

                             Underwriting Agreement



                                                                  April __, 1999

J.P. MORGAN SECURITIES INC.
         as Representative of the several
         Underwriters named in Schedule
         II hereto
         c/o J.P. Morgan Securities Inc.
         60 Wall Street
         New York, New York  10260

Ladies and Gentlemen:

         The Earthgrains Company, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its senior debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain senior debt securities (the "Shelf Securities") to be issued from time to time by the Company. The Company has also filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the


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"Registration   Statement"  and  the  related  prospectus   covering  the  Shelf
Securities  in the  form  first  used to  confirm  sales  of the  Securities  is hereinafter  referred  to as the "Basic  Prospectus".  The Basic  Prospectus  as
supplemented  by  the  prospectus   supplement   specifically  relating  to  the
Securities  in the  form  first  used to  confirm  sales  of the  Securities  is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration
Statement,  the  Basic  Prospectus,   any  preliminary  form  of  Prospectus  (a
"preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as
amended,   and  the  rules  and   regulations  of  the   Commission   thereunder
(collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend", "amendment" or "supple ment"
with  respect  to  the  Registration  Statement,   the  Basic  Prospectus,   any
preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representa tions and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto plus  accrued  interest,  if any,  from the date  specified in
Schedule I hereto to the date of payment and delivery.

         2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives, no later than noon the Business Day (as defined below) prior to the Closing Date (as defined below), at the place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the fifth Business Day thereafter, as you and the Company may agree in writing). As used herein, the term "Business Day" means any day other than a day on which


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banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date".

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (the "Global Notes" ) representing the Securities. The Global Notes will be made available for inspection by the Representatives at the office of the Bank of New York, the trustee (the "Trustee"), not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         4. The Company represents and warrants to each Underwriter that:

                  (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration
         Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties shall not apply to (i) that part of the Registration
         Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                  (b) the documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of


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         the Exchange Act, as applicable,  and none of such documents  contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable and is based upon good faith estimates and assumptions believed by the Company to be reasonable;

                  (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material change in the capital stock of the Company or any of its subsidiaries, except for the issuance by the Company of capital stock on exercise of previously-issued stock options, (ii) any material change in the long term debt of the Company, except the incurrence by the Company or any of its subsidiaries of additional long term debt in connection with acquisition transaction sin the ordinary course of business, or (iii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business prospects, financial position, or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its


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          subsidiaries has entered into any transaction or agreement material to the Company and its subsidiaries taken as a whole, except for acquisition transactions in the ordinary course of business;

                  (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (f) each of the Company's "significant subsidiaries" (as defined in Regulation S-X promulgated by the Commission) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorpora tion, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable and (except in the case of foreign subsidiaries, for directors' qualifying shares are owned by the
         Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                  (g) this Agreement has been duly authorized, executed and delivered by the Company;

                  (h) the  Securities  have  been  duly  authorized,  and,  when executed, authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity; the Indenture has been duly authorized and upon effectiveness of the Registration Statement will have been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company


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          and the Trustee,  the  Indenture  will  constitute a valid and binding agreement enforceable against the Company in accordance with its terms, subject to (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and (ii) the effect of general principles of equity;

                  (i) the issue and sale of the Securities and the performance by the Company of all its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contem plated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, nor will any such action result in any violation of the provisions of the Certificate of Incorpora tion or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, which violations would have a material adverse effect on the Company and the subsidiar ies taken as a whole; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (j) there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that are required to be described in the Prospectus or the Registration Statement and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be filed or incorporated by reference as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed, or described or incorporated by reference as required;

                  (k) the Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment


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         company" or an entity "controlled" by an "investment  company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (l) the Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem; as a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, the Company and its subsidiaries (i) will not incur significant operating expenses or costs to ensure that their operating and information systems will be year 2000 compliant and (ii) reasonably believe, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are or will be year 2000 compliant in a timely manner, except to the extent that a failure to become year 2000 compliant by any supplier, vendor, customer or material third party would not have a material adverse effect on the Company and its subsidiaries taken as a whole. As used herein, the "Year 2000 Problem" means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, transmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

         5.  The  Company   covenants  and  agrees  with  each  of  the  several
Underwriters as follows:

                  (a) to file the Prospectus pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b);

                  (b) to furnish to each Representative and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to furnish each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request;


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

                  (c) from the date hereof and prior to the Closing Date, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object;

                  (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, and (iv) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

                  (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circum stances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                  (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities;


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

         provided that the Company shall not be required in any event to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation in any state or jurisdiction or to qualify as a foreign corporation in any state or jurisdiction;

                  (g) the Company will make generally available to its securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement;

                  (h) so long as the Securities are outstanding, the Company will furnish to the Representative copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or securityholders generally, provided, however, that the Company shall not be required to provide the Representative with any such reports or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR;

                  (i) during the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without the prior written consent of the Underwriters;

               (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate in accordance with the provisions of Section 5(f) (including fees of counsel for the Underwriters and their disbursements), (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and the


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          furnishing to Underwriters  and dealers of copies of the  Registration
          Statement and the Prospectus, including mailing and shipping, as herein provided, and (v) payable to rating agencies in connection with the rating of the Securities.

         6. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

                  (a) the representations and warranties of the Company contained herein are true and correct on the date hereof and as of the Closing Date as if made on and as of the date hereof and of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (b) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission;

                  (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (d) since the respective  dates as of which  information is given in the Prospectus there shall not have been (i) any material change in the capital stock of the Company or any of its subsidiaries, except for the issuance by the Company of capital stock on exercise of previously-issued stock options, (ii) any material change in the long term debt of the Company, except the incurrence by the Company or any of its subsidiaries of additional long term debt in connection with acquisition transactions in the ordinary course of business, or (iii) any material adverse change, or any development involving a prospective material adverse change, in or affecting the business prospects, financial position, or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                  (e) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to you to the effect set forth in subsections (a) through (c) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that since the respective dates as of which information is given in the Registration Statement, Prospectus or Prospectus Supplement, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business prospects, financial position, or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

                  (f) Bryan Cave LLP, special counsel for the Company, shall have furnished to you their written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                           (i) the  Company  has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented.

                           (ii)  this   Agreement  has  been  duly   authorized,
                  executed and delivered by the Company;

                           (iii)  the  Securities  have  been  duly  authorized,
                  executed and delivered by the Company and, when duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (i) bank ruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the effect of rules of law and legal and equitable principles governing specific perfor mance, injunctive relief, rights of acceleration and other equitable remedies, regardless of whether enforceability of any obligation is considered in a proceeding in equity or at law, (iii) the conflicts of law or choice of law provisions contained therein to the extent such provisions may be applied by any courts other than the courts in the State of New York, (iv) remedies available in respect of violations or breaches by the Company which are determined by a court to be the proximate result of action taken by any other party which actions such other party is not entitled to take, (v) any provision which purports, by implication or otherwise, to state that the failure to exercise or a delay in exercising rights or remedies will not operate as a waiver of any such right or remedy, or (vi) any provision which purports or would operate to render ineffective any waiver or modification not in writing;

                       (iv) the Indenture has been   duly  authorized,  executed
                  and  delivered  by the Company   and  constitutes  a valid and
                  binding instrument of the Company enforceable against the Company in accordance with its terms, except to the extent enforcement thereof may be limited by (i) bank ruptcy, insolvency, reorganization, moratorium and similar laws now or hereafter in effect relating to creditors' rights generally, (ii) the effect of rules of law and legal and equitable principles governing specific performance, injunctive relief, rights of acceleration and other equitable remedies, regardless of whether enforceability of any obligation is considered in a proceeding in equity or at law, (iii) the conflicts of law or choice of law provisions contained therein to the extent such provisions may be applied by any courts other than the courts in the State of New York, (iv) remedies available in respect of violations or breaches by the Company which are determined by a court to be the proximate result of action taken by any other party which actions such other party is not entitled to take, (v) any provision which purports, by implication or otherwise, to state that the failure to exercise or a delay in exercising rights or remedies will not operate as a waiver of any such right or remedy, or (vi) any provision which purports or would operate to render ineffective any waiver or modification not in writing; the Indenture has been duly qualified under the Trust Indenture Act;

                           (v) no consent, approval, authorization, order, license, registra tion or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registra tions or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                           (vi) the statements contained in the Basic Prospectus
                  under "Description of Debt Securities" and in the prospectus supplement specifi cally relating to the Securities under "The Notes," insofar as such state ments constitute a summary of the legal matters or documents referred to therein, fairly present in all material respects the information called for with respect to such legal matters and documents and fairly summarize in all material respects the matters referred to therein;

                           (vii) the  Registration  Statement is effective under
                  the Securities Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceeding therefor initiated or threatened by the Commission;

                           (viii)  assuming that each document  incorporated  by
                  reference in the Registration Statement complied as to form to the requirements of the Exchange Act, the Registration Statement (except for the financial statements included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act. Such counsel shall also state that based on their participation in conferences with representatives of the Underwriters, representatives of the Company, counsel for the Underwriters, counsel for the Company and representatives of the independent accountants for the Company during which the contents of the Registration Statement and the Prospectus and related matters were discussed (the documents incorporated by reference having been prepared without their involvement), their review of certain corporate documents furnished to them by the Company their understanding of applicable law and the experience they have gained in their practice thereunder, they advise you that nothing has come to their attention that caused them to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given and except for that part of the Registration Statement that constitutes the Form T-1 referred to herein, as to which no advice is given), as of its effective date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth herein or incorporated by reference, as to which no advice is given), as of the date of the Prospectus Supplement, or as of the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading;

                  In rendering such opinions, such special counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the State of Missouri and the Delaware General Corporation Law, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such special counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such special counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (vii) above special counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

         The opinion of Bryan Cave LLP described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (g) Joseph M. Noelker, general counsel for the Company, shall have furnished to you his written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                           (i) the  Company  has been duly  incorporated  and is
                  validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                           (ii) the Company has been duly qualified as a foreign
                  corpora tion for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                           (iii) each of the Company's "significant subsidiaries" (as defined in Regulation S-X promulgated by the Commission) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all of the issued shares of capital stock of each have been duly and validly authorized and issued, are fully paid and non-assessable, and (except, in the case of foreign subsidiaries, for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           (iv) after due inquiry  such counsel does not know of
                  any legal or governmental investigations, actions, suits or proceedings, pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject that are required to be described in the Prospectus or Registration Statement and are not so described;

                       (v)  the  issue  and  sale  of the    Securities  and the
                  performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not, to the best of such counsel's knowledge, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, nor will any such action result in any violation of the provisions of the Certificate of Incorporation, or the By-Laws of the Company or, to the best of such counsel's knowledge, conflict with a result in a violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties;

                         (vi) no consent, approval, authorization, order, license, registra tion or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, licenses, registra tions or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                         (vii) such general  counsel is of the opinion that each
                    document incorporated by reference in the Registration Statement and the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) complied as to form when filed with the Commission in all material respects with the Exchange Act, and the rules and regulations of the Commission thereunder;

                         (viii) the statements (1) in the Registration Statement
                    under Item 15, (2) in "Item 3 - Legal Proceedings of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (3) in "Item 1-Legal Proceedings" or Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents and proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents and proceedings and fairly summarize, in all material respects, the matters referred to therein;

                  In rendering such opinions, such general counsel may rely, as to matters involving the application of laws other than the laws of the United States, the State of Missouri and the Delaware General Corporation Law, to the extent such general counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws. The opinion of such general counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (vii) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto but is without independent check or verification except as specified.

                  Such counsel shall also state that based on his participation in conferences with representatives of the Underwriters, representatives of the Company, counsel for the Underwriters, counsel for the Company and representatives of the independent accountants for the Company during which the contents of the Registration Statement and the Prospectus and related matters were discussed, his review of certain corporate documents furnished to him by the Company, his understanding of applicable law and the experience he has gained in his practice thereunder, he advises you that nothing has come to his attention that caused him to believe that the Registration Statement (other than the financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth therein or incorporated by reference, as to which no advice is given and except for that part of the Registration Statement that constitutes the Form T-1 referred to herein, as to which no advice is given), as of its effective date or as of the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than financial statements and the notes thereto and the supporting schedules and other financial and statistical data derived therefrom, set forth herein or incorporated by reference, as to which no advice is given), as of the date of the Prospectus Supplement, or as of the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

          The opinion of Joseph M. Noelker above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                  (h)  on  the   date   hereof   and   on  the   Closing   Date,
         PricewaterhouseCoopers LLP shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                  (i) you shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; and

                  (j) on or prior to the Closing  Date,  the Company  shall have
         furnished  to  the  Representatives   such  further   certificates  and
         documents as the Representa tives shall reasonably request.

     7. The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the reasonable legal fees and other expenses incurred in connection with the investigation or defending of any such action or claim, any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus or any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, provided, however, that the foregoing indemnity agreement with respect to any Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person, controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter contained in or in conformity with information furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

     If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, or (ii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by the first of the named Representatives on Schedule I hereto and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnify ing Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresen tation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in
Schedule I hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers, Inc.,
(ii) trading of any securities of or guaranteed by the Company shall have been suspended or materially limited on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contem plated in the Prospectus.

         9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of Securities.

         11. This Agreement shall inure to the benefit of and be binding upon the Company, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone on behalf of the Underwriters, and any such action taken by you jointly or by the first of the named Representatives set forth in Schedule I hereto alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunica tion. Notices to the Underwriters shall be given at the address set forth in Schedule II hereto. Notices to the Company shall be given to it at The Earthgrains

Company,  8400 Maryland Avenue,  St. Louis,  Missouri 63105,  facsimile  number:
(314) 259-7029, Attention: Joseph M. Noelker.

         13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                    Very truly yours,

                                    THE EARTHGRAINS COMPANY


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Accepted:  April __, 1999

Acting on behalf of itself and
the several Underwriters
listed in Schedule II hereto.

By: J.P. MORGAN SECURITIES INC.



By:
    ---------------------------------------
     Name:
     Title:

                                                                      SCHEDULE I



Representative:                 J.P. Morgan Securities Inc.

Underwriting Agreement dated:   April __, 1999

Registration Statement No.:     333-______

Title of Securities:

Aggregate Principal Amount:     $150,000,000

Price to Public:                __% of the principal amount of the Securities,
                                plus accrued interest, if any, from ______, 1999 to the Closing Date.

Indenture:                      Indenture dated as of April __, 1999 between
                                the Company and The Bank of New York as
                                Trustee.

Maturity:

Interest Rate:

Interest Payment Dates:

Optional Redemption
Provisions:

Sinking Fund Provisions:

Other Provisions:


Closing Date and
Time of Delivery:

Closing Location:

Address for Notices
to Underwriters:

                                                                     SCHEDULE II


                                                                Principal Amount
                                                                of Securities
Underwriter                                                     To Be Purchased
-----------                                                     ----------------

J.P. Morgan Securities Inc......................................$
Total...........................................................$